Exhibit 99

For Immediate Release

ValueVision Media Appoints Landel C. Hobbs and Lowell W. Robinson to Board of Directors

MINNEAPOLIS, MN – March 14, 2014 -- ValueVision Media, Inc. (NASDAQ: VVTV) ("ValueVision"), a multichannel electronic retailer via TV, Internet and mobile, today announced the appointment of Landel C. Hobbs and Lowell W. Robinson to its Board of Directors, effective immediately. With the appointment of Messrs. Hobbs and Robinson, the ValueVision Board now consists of eight directors, seven of whom are independent.

"We are very pleased to welcome two extremely accomplished and independent directors to ValueVision’s Board," said Randy Ronning, ValueVision’s Chairman. "Both Landel and Lowell are dynamic, change-oriented individuals with excellent track records of performance in fields that are highly relevant to our business. Landel’s deep operating and management experience in cable and Lowell’s broad based marketing and strategic background, as well as his vast public company Board experience, will complement our existing Board’s skills and further support our successful execution of ValueVision’s strategy. On behalf of the Board, we look forward to working closely with Landel and Lowell as we continue to build value for our shareholders."

Landel C. Hobbs brings 18 years of experience in the media and telecommunications sectors, including financial, strategic and operational leadership roles. Most recently, Mr. Hobbs was Chief Operating Officer of Time Warner Cable, where he led a major operational reorganization. While at Time Warner, Mr. Hobbs relaunched the company’s commercial line of business in 2009, and was responsible for Time Warner Cable’s rebranding efforts and its creation of proprietary customer segmentation, pricing architecture and yield management. Mr. Hobbs will serve on the Audit Committee and the Nominating and Corporate Governance Committee.

Lowell W. Robinson brings extensive public company experience and a deep understanding of the Internet, media, consumer and retail industries. In his career, Mr. Robinson has held senior global financial leadership positions at Citigroup Inc. and Kraft Foods, and has been Chief Financial Officer of several public companies including ADVO, HotJobs.com and MIVA, and has provided transformational management at both board and operational levels. He has also served on a variety of public company boards, including The Jones Group, International Wire Group, Inc., and Edison Schools Inc.  In his capacity as a public company director, he has served as chair of compensation and audit committees. Mr. Robinson is also a member of the Smithsonian Libraries Advisory Board and the Board of the Metropolitan Opera Guild. Mr. Robinson will serve on the Finance Committee and the Human Resources and Compensation Committee.

Messrs. Hobbs and Robinson are expected to stand for re-election at ValueVision’s 2014 Annual Meeting.

About Landel C. Hobbs

Mr. Hobbs is currently Chief Executive Officer of LCH Enterprises LLC, a consulting firm that operates in the broader telecommunications and media space. Mr. Hobbs previously served as Chief Operating Officer of Time Warner Cable (“TWC”) from 2005 until the end of 2010 and was Chief Financial Officer of TWC from 2001 until 2005. He served as Vice President of Financial Analysis and Operations Support for all divisions of AOL Time Warner from September 2000 until October 2001. Mr. Hobbs also served in various positions, including Senior Vice President, Controller and Chief Accounting Officer, of Turner Broadcasting System, Inc. from 1993 until 2000. Before joining Turner in 1993, he served as Senior Vice President and Audit Director of Banc One Illinois Corporation and Senior Manager with KPMG Peat Marwick. He is Lead Director of Allconnect and a current Trustee of the National 4H Council and The Dyslexia Resource Trust. He was previously Chair and a Director of CSPAN, a Trustee of Women in Cable Television (WICT), and a Broadcasting and Cable Hall of Fame Member. Mr. Hobbs earned a Bachelor of Business Administration from Angelo State University.

About Lowell W. Robinson

Mr. Robinson served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc., an online advertising network, from August 2007 through March 2009. He joined MIVA in 2006 as Chief Financial Officer and Chief Administrative Officer. He had previously served as the President of LWR Advisors from 2002 to 2006 and as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com from 2000 to 2002. He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc. Mr. Robinson also serves as a director of The Jones Group and has served on the Board of Directors of Local.com Corporation from 2011 to 2012, the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010, the Board of Directors of International Wire Group, Inc., from 2003 to 2009, and the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc. He is a member of the Smithsonian Libraries Advisory Board and the Board of the Metropolitan Opera Guild. Mr. Robinson earned a Bachelor of Arts in Economics from the University of Wisconsin and a Master of Business Administration from Harvard Business School.

About ValueVision Media

ValueVision Media, Inc. is a multichannel retailer, operating as ShopHQ, that enables customers to shop and interact via TV, phone, Internet and mobile in the merchandise categories of Home & Consumer Electronics, Beauty, Health & Fitness, Fashion & Accessories, and Jewelry & Watches. ValueVision's television network reaches over 86 million cable and satellite homes and is also available nationwide via live streaming at www.shophq.com. Please visit www.shophq.com/ir for more investor information.

Forward-Looking Information

This release may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to successfully transition our brand name; the market demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Important Information

This release may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company's shareholders. The Company will file with the Securities and Exchange Commission ("SEC") and provide to its shareholders a proxy statement and a WHITE proxy card in connection with any such shareholder meeting. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such shareholder meeting. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at any such meeting will be included in the proxy statement filed by the Company with the SEC in connection with any such meeting. In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY ANY SUCH PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

Contacts

Media:
Dawn Zaremba
ShopHQ
dzaremba@shophq.com
(952) 943-6043 O

Joele Frank / Tim Lynch / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investors:
David Collins / Eric Lentini
Catalyst Global LLC
vvtv@catalyst-ir.com
(212) 924-9800 O
(917) 734-0339 M

Arthur Crozier / Scott Winter / Jonathan Salzberger
Innisfree M&A Incorporated
(212) 750-5833

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